                                                                    EXHIBIT 10.1

                         COMMON STOCK PURCHASE AGREEMENT

            COMMON  STOCK  PURCHASE  AGREEMENT  (the  "Agreement"),  dated as of
October 7, 2005 by and between CEPTOR  CORPORTION,  a Delaware  corporation (the
"Company"),  and FUSION  CAPITAL  FUND II, LLC, an  Illinois  limited  liability company (the "Buyer").  Capitalized  terms used herein and not otherwise defined herein are defined in Section 10 hereof.

                                    WHEREAS:

            Subject to the terms and conditions set forth in this Agreement, the
Company  wishes  to sell to the  Buyer,  and the  Buyer  wishes  to buy from the
Company,  up to Twenty Million  Dollars  ($20,000,000)  of the Company's  common stock,  par value $0.0001 per share (the "Common  Stock").  The shares of Common
Stock to be purchased hereunder are referred to herein as the "Purchase Shares."

            NOW THEREFORE, the Company and the Buyer hereby agree as follows:

            1.  PURCHASE OF COMMON STOCK.

            Subject to the terms and conditions set forth in Sections 6, 7 and 9 below,  the Company  hereby  agrees to sell to the Buyer,  and the Buyer  hereby agrees to purchase from the Company, Purchase Shares as follows:

            (a) COMMENCEMENT OF PURCHASES OF COMMON STOCK. The purchase and sale of Purchase Shares hereunder shall commence (the "Commencement") within five (5)
Trading  Days  following  the  date of  satisfaction  of the  conditions  to the
Commencement set forth in Sections 6 and 7 below (the date of such Commencement, the "Commencement Date").

            (b)  BUYER'S  PURCHASE  RIGHTS  AND  OBLIGATIONS.   Subject  to  the
Company's right to suspend  purchases under Section 1(d)(ii)  hereof,  the Buyer shall buy Purchase  Shares  ("Daily  Purchases") on each Trading Day during each
Monthly  Period  equal to the Daily  Purchase  Amount  (as  defined  in  Section
1(c)(i)) at the Purchase  Price.  From time to time, the Company shall also have the  right  but not the  obligation,  by its  delivery  to the  Buyer of a Block
Purchase  Notice (as defined in Section  1(c)(iv)),  to require the Buyer to buy
Purchase  Shares (a "Block  Purchase")  equal to the Block  Purchase  Amount (as defined in Section  1(c)(iv)) at the Block Purchase Price (as defined in Section
1(c)(iv)).  The Buyer shall pay to the Company an amount  equal to the  Purchase
Amount with respect to such Purchase  Shares as full payment for the purchase of the Purchase  Shares so received.  The Company shall not issue any fraction of a share of Common Stock upon any  purchase.  If the  issuance  would result in the issuance of a fraction of a share of Common Stock,  the Company shall round such fraction of a share of Common Stock up or down to the nearest  whole share.  All payments made under this  Agreement  shall be made in lawful money of the United
States of America by check or wire transfer of  immediately  available  funds to such account as the Company may from time to time designate by written notice in accordance with the provisions of this Agreement.  Whenever any amount expressed to be due by the terms of this Agreement is due on any day that is not a Trading
Day, the same shall instead be due on the next succeeding day which is a Trading
Day.

            (c) THE  DAILY  PURCHASE  AMOUNT;  COMPANY'S  RIGHT TO  DECREASE  OR
INCREASE THE DAILY PURCHASE AMOUNT; THE BLOCK PURCHASE AMOUNT.

                        (i) THE DAILY PURCHASE  AMOUNT.  As used herein the term
            "Original  Daily  Purchase  Amount"  shall mean Twenty Five Thousand
            Dollars  ($25,000) per Trading Day. As used herein,  the term "Daily
            Purchase  Amount" shall mean initially  Twenty Five Thousand Dollars
            ($25,000)  per  Trading  Day,  which  amount  may  be  increased  or decreased from time to time pursuant to this Section 1(c).

                        (ii)  COMPANY'S  RIGHT TO  DECREASE  THE DAILY  PURCHASE
            AMOUNT.  The  Company  shall  always  have the  right at any time to decrease  the  amount of the  Daily  Purchase  Amount by  delivering written notice (a "Daily Purchase  Amount  Decrease  Notice") to the
            Buyer which notice shall specify the new Daily Purchase Amount.  The decrease in the Daily  Purchase  Amount shall become  effective  one
            Trading Day after receipt by the Buyer of the Daily Purchase  Amount
            Decrease  Notice.  Any  purchases by the Buyer which have a Purchase
            Date on or prior to the first (1st) Trading Day after receipt by the
            Buyer of a Daily Purchase  Amount Decrease Notice must be honored by the Company as otherwise  provided herein. The decrease in the Daily
            Purchase Amount shall remain in effect until the Company delivers to the  Buyer a Daily  Purchase  Amount  Increase  Notice  (as  defined below).

                        (iii)  COMPANY'S  RIGHT TO INCREASE  THE DAILY  PURCHASE
            AMOUNT. The Company shall have the right (but not the obligation) to increase the amount of the Daily Purchase  Amount in accordance with the terms and  conditions  set forth in this  Section  1(c)(iii)  by delivering written notice to the Buyer stating the new amount of the
            Daily Purchase Amount (a "Daily Purchase Amount Increase Notice"). A
            Daily Purchase  Amount  Increase  Notice shall be effective five (5)
            Trading Days after  receipt by the Buyer.  The Company  shall always have the  right at any time to  increase  the  amount  of the  Daily
            Purchase  Amount up to the  Original  Daily  Purchase  Amount.  With
            respect to increases in the Daily Purchase Amount above the Original
            Daily  Purchase  Amount,  as the market  price for the Common  Stock increases  the  Company  shall  have the right  from time to time to increase  the Daily  Purchase  Amount as  follows.  For every  $0.10 increase  in  Threshold  Price above  $1.50  (subject  to  equitable
            adjustment  for  any  reorganization,   recapitalization,   non-cash
            dividend,  stock split or other  similar  transaction),  the Company shall have the right to increase the Daily Purchase  Amount by up to an  additional  $2,500  in  excess of the  Original  Daily  Purchase
            Amount.  "Threshold Price" for purposes hereof means the lowest Sale
            Price of the Common  Stock during the five (5)  consecutive  Trading
            Days  immediately  prior to the  submission  to the Buyer of a Daily
            Purchase Amount Increase Notice (subject to equitable adjustment for any reorganization, recapitalization, non-cash dividend, stock split or other similar  transaction).  For example, if the Threshold Price is $1.60,  the Company  shall have the right to  increase  the Daily
            Purchase Amount to up to $27,500 in the aggregate.  If the Threshold
            Price is $2.00,  the Company  shall have the right to  increase  the
            Daily  Purchase  Amount  to up to  $37,500  in  the  aggregate.  Any increase in the amount of the Daily  Purchase  Amount shall continue in effect until the delivery to the Buyer of a Daily Purchase Amount
            Decrease Notice.  However, if at any time during any Trading Day the
            Sale Price of the  Common  Stock is below the  applicable  Threshold
            Price,  such increase in the Daily Purchase Amount shall be void and the Buyer's  obligations to buy Purchase Shares  hereunder in excess of the applicable maximum Daily Purchase Amount shall be terminated.
            Thereafter,  the Company  shall again have the right to increase the amount of the Daily Purchase  Amount as set forth herein by delivery of a new Daily  Purchase  Amount  Increase  Notice  only if the Sale
            Price of the Common Stock is above the applicable Threshold Price on each of five (5) consecutive  Trading Days immediately prior to such new Daily Purchase Amount Increase Notice.

                                      -2-

                        (iv) THE BLOCK PURCHASE AMOUNT.  As used herein the term
            "Block Purchase Amount" shall mean such Purchase Amount as specified by the Company in a Block Purchase  Notice.  As used herein the term
            "Block  Purchase  Notice" shall mean an  irrevocable  written notice from  the  Company  to the  Buyer  directing  the  Buyer  to buy the
            Purchase  Amount in  Purchase  Shares as  specified  by the  Company therein at the Block Purchase Price.  For a Block Purchase Notice to
            be  valid  the  following  conditions  must  be met:  (1) the  Block
            Purchase Amount shall not exceed Two Hundred Fifty Thousand  Dollars
            ($250,000) per Block Purchase  Notice,  (2) the Company must deliver the Purchase  Shares on the same day as the Block Purchase Notice is delivered  and (3) the Sale Price of the Common Stock must have been above $2.00 (subject to equitable adjustment for any reorganization, recapitalization,  non-cash  dividend,  stock split or other similar transaction)  during the ten (10) Trading Days prior to the delivery of the Block  Purchase  Notice.  The Block  Purchase  Amount  may be
            increased to up to $500,000 if the Sale Price of the Common Stock is
            above $4.00 (subject to equitable adjustment for any reorganization, recapitalization,  non-cash  dividend,  stock split or other similar transaction)  during the ten (10) Trading Days prior to the delivery of the Block  Purchase  Notice.  The Block  Purchase  Amount  may be
            increased to up to  $1,000,000 if the Sale Price of the Common Stock
            is  above  $6.00   (subject   to   equitable   adjustment   for  any
            reorganization,  recapitalization, non-cash dividend, stock split or other similar transaction) during the ten (10) Trading Days prior to the delivery of the Block Purchase  Notice.  The Company may deliver multiple  Block  Purchase  Notices as it shall  determine;  provided however,  at least ten (10)  Trading Days must have passed since the most recent Block Purchase was completed.  As used herein,  the term
            "Block  Purchase  Price" shall mean the lowest Purchase Price during the  previous  fifteen  (15) Trading Days prior to the date that the
            Block Purchase Notice was received by the Buyer. The daily purchases shall be automatically suspended for ten (10) trading days each time any such block purchase notice is delivered.

            (d) LIMITATIONS ON PURCHASES.

                        (i) LIMITATION ON BENEFICIAL OWNERSHIP.  The Buyer shall
            not have the right or the  obligation  to purchase  shares of Common
            Stock under this Agreement to the extent that after giving effect to
            such  purchase  the  Buyer  together  with  its   affiliates   would
            beneficially own in excess of 9.9% of the outstanding  shares of the
            Common Stock  following  such  purchase.  For purposes  hereof,  the number of shares of Common Stock beneficially owned by the Buyer and its affiliates or acquired by the Buyer and its  affiliates,  as the case may be,  shall  include  the  number of shares of Common  Stock issuable in connection  with a purchase  under this  Agreement  with respect to which the  determination is being made, but shall exclude the number of shares of Common  Stock which  would be issuable  upon
            (1) a purchase of the remaining  Available Amount which has not been submitted  for  purchase,  and (2)  exercise  or  conversion  of the unexercised  or unconverted  portion of any other  securities of the
            Company  (including,  without  limitation,  any  notes or  warrants)
            subject to a limitation on  conversion or exercise  analogous to the limitation  contained herein beneficially owned by the Buyer and its affiliates.  For purposes of this Section, in determining the number of  outstanding  shares  of  Common  Stock the Buyer may rely on the number of outstanding shares of Common Stock as reflected in (1) the
            Company's  most  recent  Form 10-QSB or Form 10-KSB or any other SEC filing, as the case may be, (2) a more recent public announcement by the Company or (3) any other written communication by the Company or its  Transfer  Agent  setting  forth the  number of shares of Common
            Stock  outstanding.  Upon the reasonable  written or oral request of the Buyer,  the Company shall promptly confirm orally and in writing to the Buyer the number of shares of Common Stock then  outstanding.

                                      -3-

            In any case, the number of outstanding  shares of Common Stock shall be  determined  after  giving  effect to any  purchases  under  this
            Agreement  by the Buyer  since the date as of which  such  number of outstanding shares of Common Stock was reported. Except as otherwise set forth herein,  for purposes of this Section 1(d)(i),  beneficial ownership  shall be determined  in accordance  with Section 13(d) of the Securities Exchange Act of 1934, as amended.

                        (ii) COMPANY'S RIGHT TO SUSPEND  PURCHASES.  The Company
            may, at any time, give written notice (a " Daily Purchase Suspension
            Notice") to the Buyer  suspending Daily Purchases of Purchase Shares by the Buyer under this  Agreement.  The Daily  Purchase  Suspension
            Notice  shall be  effective  only for  Daily  Purchases  that have a
            Purchase  Date later than one (1) Trading  Day after  receipt of the
            Daily Purchase Suspension Notice by the Buyer. Any Daily Purchase by
            the Buyer  that has a Purchase  Date on or prior to the first  (1st)
            Trading  Day  after  receipt  by  the  Buyer  of  a  Daily  Purchase
            Suspension Notice from the Company must be honored by the Company as otherwise  provided  herein.  Such Daily Purchase  suspension  shall continue in effect until a revocation in writing by the Company,  at its sole discretion.

                        (iii) PURCHASE PRICE FLOOR. The Company shall not affect
            any sales  under  this  Agreement  and the Buyer  shall not have the right nor the obligation to purchase any Purchase  Shares under this
            Agreement  on any  Trading  Day  where  the  Purchase  Price for any purchases  of Purchase  Shares  would be less than the Floor  Price.
            "Floor  Price" means $0.50 per share,  which shall be  appropriately
            adjusted   for  any   reorganization,   recapitalization,   non-cash
            dividend, stock split or other similar transaction.

            (e)  RECORDS  OF  PURCHASES.  The Buyer and the  Company  shall each maintain records showing the remaining Available Amount at any give time and the dates and  Purchase  Amounts for each  purchase or shall use such other  method, reasonably satisfactory to the Buyer and the Company.

            (f) TAXES.  The  Company  shall pay any and all  transfer,  stamp or similar  taxes that may be payable  with respect to the issuance and delivery of any shares of Common Stock to the Buyer made under this Agreement.

            2.   BUYER'S REPRESENTATIONS AND WARRANTIES.

            The Buyer represents and warrants to the Company that as of the date hereof and as of the Commencement Date:

            (a)  INVESTMENT  PURPOSE.  The Buyer is entering into this Agreement and  acquiring  the  Commitment  Shares  and the  Warrants,  (each as defined in
Section 4(f) hereof) (this Agreement, the Warrants and the Commitment Shares are collectively  referred to herein as the  "Securities"),  for its own account for investment only and not with a view towards,  or for resale in connection  with, the  public  sale or  distribution  thereof;  provided  however,  by making  the representations  herein,  the Buyer does not agree to hold any of the Securities for any minimum or other specific term.

            (b)  ACCREDITED   INVESTOR  STATUS.  The  Buyer  is  an  "accredited
investor" as that term is defined in Rule 501(a)(3) of Regulation D.

            (c)  RELIANCE  ON  EXEMPTIONS.   The  Buyer   understands  that  the
Securities  are being offered and sold to it in reliance on specific  exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and

                                      -4-

the  Buyer's  compliance  with,  the  representations,  warranties,  agreements, acknowledgments  and  understandings  of the Buyer set forth  herein in order to determine the  availability  of such exemptions and the eligibility of the Buyer to acquire the Securities.

            (d)  INFORMATION.  The Buyer has been  furnished  with all materials relating to the business,  finances and  operations of the Company and materials relating  to the offer  and sale of the  Securities  that  have been  reasonably requested by the Buyer,  including,  without  limitation,  the SEC Documents (as defined in Section 3(f) hereof).  The Buyer  understands  that its investment in the Securities involves a high degree of risk. The Buyer (i) is able to bear the economic risk of an investment in the  Securities  including a total loss,  (ii)
has such knowledge and  experience in financial and business  matters that it is capable of  evaluating  the merits and risks of the proposed  investment  in the
Securities  and (iii) has had an  opportunity  to ask  questions  of and receive answers from the officers of the Company concerning the financial  condition and business of the  Company  and others  matters  related to an  investment  in the
Securities.  Neither such  inquiries nor any other due diligence  investigations conducted by the Buyer or its representatives  shall modify, amend or affect the
Buyer's right to rely on the Company's  representations and warranties contained in Section 3 below. The Buyer has sought such  accounting,  legal and tax advice as it has  considered  necessary to make an informed  investment  decision  with respect to its acquisition of the Securities.

            (e) NO GOVERNMENTAL  REVIEW.  The Buyer  understands  that no United
States federal or state agency or any other  government or  governmental  agency has passed on or made any recommendation or endorsement of the Securities or the fairness  or  suitability  of the  investment  in the  Securities  nor have such authorities  passed  upon  or  endorsed  the  merits  of  the  offering  of  the
Securities.

            (f)  TRANSFER  OR  RESALE.  The  Buyer  understands  that  except as provided  in the  Registration  Rights  Agreement  (as  defined in Section  4(a)
hereof): (i) the Securities have not been and are not being registered under the
1933 Act or any state  securities  laws, and may not be offered for sale,  sold, assigned or transferred unless (A) subsequently  registered thereunder or (B) an exemption exists permitting such Securities to be sold,  assigned or transferred without such  registration;  (ii) any sale of the Securities made in reliance on
Rule 144 may be made only in accordance  with the terms of Rule 144 and further, if Rule 144 is not applicable,  any resale of the Securities under circumstances in which the seller (or the person  through whom the sale is made) may be deemed to be an  underwriter  (as that term is  defined  in the 1933  Act) may  require compliance  with  some  other  exemption  under  the 1933 Act or the  rules  and regulations of the SEC  thereunder;  and (iii) neither the Company nor any other person is under any obligation to register the Securities  under the 1933 Act or any state  securities  laws or to comply  with the terms and  conditions  of any exemption thereunder.

            (g) VALIDITY;  ENFORCEMENT. This Agreement has been duly and validly authorized,  executed  and  delivered  on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable  against the Buyer in accordance with its terms,  subject as to enforceability to general  principles of equity and to applicable bankruptcy, insolvency,  reorganization,  moratorium, liquidation and other  similar laws  relating to, or affecting  generally,  the  enforcement  of applicable creditors' rights and remedies.

            (h) RESIDENCY. The Buyer is a resident of the State of Illinois.

            (i) NO PRIOR SHORT SELLING. The Buyer represents and warrants to the
Company  that at no time  prior  to the  date of this  Agreement  has any of the
Buyer, its agents,  representatives or affiliates engaged in or effected, in any manner whatsoever, directly or indirectly, any (i) "short sale" (as such term is defined in Rule 3b-3 of the  Securities  Exchange  Act of 1934,  as amended (the
"1934 Act")) of the Common Stock or (ii) hedging transaction,  which establishes a net short position with respect to the Common Stock.

                                      -5-

            3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

            The Company represents and warrants to the Buyer that as of the date hereof and as of the Commencement Date:

            (a)   ORGANIZATION   AND   QUALIFICATION.   The   Company   and  its
"Subsidiaries"  (which for purposes of this Agreement  means any entity in which the  Company,  directly or  indirectly,  owns 50% or more of the voting stock or capital stock or other similar equity interests) are corporations duly organized and validly  existing in good  standing  under the laws of the  jurisdiction  in which  they are  incorporated,  and  have  the  requisite  corporate  power  and authority to own their  properties  and to carry on their  business as now being conducted.  Each of the  Company and its  Subsidiaries  is duly  qualified  as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary,  except to the extent that the failure to be so qualified or be in good standing  could not  reasonably be expected to have a
Material Adverse Effect.  As used in this Agreement,  "Material  Adverse Effect"
means any  material  adverse  effect on any of:  (i) the  business,  properties, assets, operations,  results of operations or financial condition of the Company and its Subsidiaries, if any, taken as a whole, or (ii) the authority or ability of the Company to perform its obligations  under the  Transaction  Documents (as defined in Section 3(b) hereof).  The Company has no Subsidiaries  except as set forth on Schedule 3(a).

            (b) AUTHORIZATION;  ENFORCEMENT;  VALIDITY.  (i) The Company has the
requisite   corporate  power  and  authority  to  enter  into  and  perform  its obligations under this Agreement, the Registration Rights Agreement, the Warrant
and each of the other agreements entered into by the parties on the Commencement
Date and  attached  hereto as  exhibits  to this  Agreement  (collectively,  the
"Transaction  Documents"),  and to issue the  Securities in accordance  with the terms hereof and thereof,  (ii) the  execution  and delivery of the  Transaction
Documents  by  the  Company  and  the  consummation  by it of  the  transactions contemplated hereby and thereby,  including without limitation,  the issuance of the Commitment  Shares and the Warrants and the reservation for issuance and the issuance of the Warrant Shares and Purchase Shares issuable under the Warrant or this  Agreement,  have been duly  authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of
Directors or its  shareholders,  (iii) this  Agreement has been,  and each other
Transaction  Document  shall be on the  Commencement  Date,  duly  executed  and delivered  by the Company and (iv) this  Agreement  constitutes,  and each other
Transaction  Document  upon  its  execution  on  behalf  of the  Company,  shall constitute, the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general  principles of equity or applicable  bankruptcy,  insolvency,
reorganization,   moratorium,  liquidation  or  similar  laws  relating  to,  or affecting  generally,  the  enforcement of creditors'  rights and remedies.  The
Board of Directors of the Company has approved  the  resolutions  (the  "Signing
Resolutions")  substantially  in the form as set forth as EXHIBIT  C-1  attached hereto to authorize this Agreement and the transactions contemplated hereby. The
Signing  Resolutions  are  valid,  in full  force and  effect  and have not been modified or  supplemented in any respect other than by the resolutions set forth in EXHIBIT C-2 attached hereto regarding the registration  statement referred to in Section 4 hereof.  The Company has  delivered to the Buyer a true and correct copy of a unanimous written consent adopting the Signing Resolutions executed by all of the members of the Board of Directors of the Company.  No other approvals or consents of the Company's Board of Directors and/or shareholders is necessary under  applicable  laws and the Company's  Certificate of  Incorporation  and/or
Bylaws to authorize the  execution and delivery of this  Agreement or any of the

                                      -6-

transactions contemplated hereby, including, but not limited to, the issuance of the Commitment Shares, the Warrants, the Warrant Shares and the Purchase Shares.

            (c) CAPITALIZATION.  As of the date hereof (excluding the Commitment
Shares and Warrants as defined in Section 4(f)), the authorized capital stock of the Company  consists of (i) 100 million shares of Common Stock,  of which as of the date hereof, 10,552,944 shares are issued and outstanding,  none are held as treasury  shares,  1,778,130  shares are reserved  for issuance  pursuant to the
Company's stock option plans of which only 1,131,435 shares remain available for future  grants and  8,345,427  shares are  issuable  and  reserved  for issuance pursuant  to  securities  (other  than  stock  options  issued  pursuant  to the
Company's stock option plans)  exercisable or  exchangeable  for, or convertible into,  shares of Common  Stock and (ii) 20 million  shares of  Preferred  Stock,
$0.0001 par value with a $25,000 per share liquidation  preference,  of which as of the date  hereof  254.15  shares  are  issued  and  outstanding.  All of such outstanding  shares have been, or upon issuance will be,  validly issued and are fully paid and  nonassessable.  Except as  disclosed  in Schedule  3(c),  (i) no shares of the Company's  capital  stock are subject to preemptive  rights or any other similar rights or any liens or  encumbrances  suffered or permitted by the
Company,  (ii) there are no  outstanding  debt  securities,  (iii)  there are no
outstanding  options,   warrants,  scrip,  rights  to  subscribe  to,  calls  or
commitments  of any  character  whatsoever  relating to, or securities or rights convertible  into,  any  shares of  capital  stock of the  Company or any of its
Subsidiaries, or contracts, commitments, understandings or arrangements by which the  Company  or  any of  its  Subsidiaries  is or may  become  bound  to  issue additional  shares of capital stock of the Company or any of its Subsidiaries or options,  warrants,  scrip,  rights to subscribe to, calls or commitments of any character  whatsoever relating to, or securities or rights convertible into, any shares of capital  stock of the Company or any of its  Subsidiaries,  (iv) there are  no  agreements  or  arrangements  under  which  the  Company  or any of its
Subsidiaries is obligated to register the sale of any of their  securities under the 1933 Act  (except  the  Registration  Rights  Agreement),  (v)  there are no outstanding  securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions,  and there are no contracts, commitments,  understandings  or arrangements by which the Company or any of its
Subsidiaries  is or may become  bound to redeem a security of the Company or any of its  Subsidiaries,  (vi) there are no  securities or  instruments  containing anti-dilution  or similar  provisions  that will be triggered by the issuance of the  Securities  as described in this  Agreement  and (vii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar  plan or  agreement.  The  Company has  furnished  to the Buyer true and correct copies of the Company's Certificate of Incorporation,  as amended and as in effect on the date  hereof  (the  "Certificate  of  Incorporation"),  and the
Company's  By-laws,  as  amended  and as in  effect  on  the  date  hereof  (the
"By-laws"),  and summaries of the terms of all  securities  convertible  into or exercisable for Common Stock, if any, and copies of any documents containing the material rights of the holders thereof in respect thereto.

            (d) ISSUANCE OF SECURITIES.  The  Commitment  Shares and the Warrant
Shares (as defined in Section 4(f) hereof) have been duly  authorized  and, upon issuance  in  accordance  with the terms  hereof and the  Warrant (as defined in
Section 4(f) hereof),  the Commitment Shares and the Warrant Shares shall be (i)
validly  issued,  fully  paid and  non-assessable  and (ii) free from all taxes, liens and charges with respect to the issue thereof.  5,000,000 shares of Common
Stock have been duly  authorized  and reserved for issuance upon purchase  under this Agreement.  754,717 shares of Common Stock (subject to equitable adjustment for any  reorganization,  recapitalization,  non-cash  dividend,  stock split or other similar  transaction)  have been duly authorized and reserved for issuance as Additional  Commitment Shares in accordance with Section 4(f) this Agreement.
Upon issuance and payment  therefor in accordance  with the terms and conditions of this Agreement,  the Purchase Shares shall be validly issued,  fully paid and nonassessable  and free from all taxes,  liens and charges  with  respect to the issue  thereof,  with the holders  being  entitled  to all rights  accorded to a holder of Common Stock.

                                      -7-

            (e)  NO  CONFLICTS.  Except  as  disclosed  in  Schedule  3(e),  the execution,  delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions  contemplated hereby and thereby  (including,  without  limitation,  the  reservation  for  issuance  and issuance  of the  Purchase  Shares)  will not (i) result in a  violation  of the
Certificate of Incorporation,  any Certificate of Designations,  Preferences and
Rights  of any  outstanding  series of  preferred  stock of the  Company  or the
By-laws or (ii)  conflict  with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of  termination,  amendment,  acceleration  or  cancellation  of, any agreement,  indenture  or  instrument  to  which  the  Company  or  any  of  its
Subsidiaries is a party, or result in a violation of any law, rule,  regulation, order,  judgment  or decree  (including  federal and state  securities  laws and regulations and the rules and regulations of the Principal Market  applicable to the Company or any of its Subsidiaries) or by which any property or asset of the
Company or any of its  Subsidiaries is bound or affected,  except in the case of conflicts, defaults and violations under clause (ii), which could not reasonably be expected  to result in a Material  Adverse  Effect.  Except as  disclosed  in
Schedule 3(e),  neither the Company nor its  Subsidiaries is in violation of any term of or in default under its Certificate of Incorporation, any Certificate of
Designation, Preferences and Rights of any outstanding series of preferred stock
of  the  Company  or  By-laws  or  their  organizational   charter  or  by-laws,
respectively.  Except as disclosed in Schedule 3(e), neither the Company nor any of its  Subsidiaries  is in violation of any term of or is in default  under any material contract, agreement,  mortgage,  indebtedness,  indenture,  instrument, judgment,  decree or order or any statute,  rule or regulation applicable to the
Company  or  its  Subsidiaries,   except  for  possible  violations,  conflicts,
defaults,  terminations or amendments  which could not reasonably be expected to have a Material Adverse Effect. The business of the Company and its Subsidiaries is not being  conducted,  and shall not be  conducted,  in violation of any law,
ordinance,   regulation  of  any  governmental   entity,   except  for  possible
violations,  the  sanctions  for which either  individually  or in the aggregate could not reasonably be expected to have a Material  Adverse  Effect.  Except as specifically  contemplated  by this Agreement and as required under the 1933 Act or applicable  state  securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or  governmental  agency or any  regulatory or  self-regulatory  agency in order for it to  execute,  deliver or perform  any of its  obligations  under or contemplated by the Transaction Documents in accordance with the terms hereof or thereof.  Except as disclosed in Schedule  3(e),  all consents,  authorizations, orders,  filings  and  registrations  which the  Company is  required  to obtain pursuant to the preceding  sentence shall be obtained or effected on or prior to the Commencement Date. Except as listed in Schedule 3(e), since January 1, 2005, the Company has not received nor delivered any notices or correspondence from or to the Principal  Market.  The Principal  Market has not commenced any delisting proceedings against the Company.

            (f) SEC  DOCUMENTS;  FINANCIAL  STATEMENTS.  Except as  disclosed in
Schedule 3(f),  since January 1, 2005, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC  pursuant  to the  reporting  requirements  of the  1934 Act (all of the foregoing filed prior to the date hereof and all exhibits  included  therein and financial  statements  and  schedules  thereto  and  documents  incorporated  by reference therein being hereinafter  referred to as the "SEC Documents").  As of their  respective  dates (except as they have been correctly  amended),  the SEC
Documents  complied in all material  respects with the  requirements of the 1934
Act and the rules and regulations of the SEC promulgated  thereunder  applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC  (except as they may have been  properly  amended),  contained  any untrue statement of a material fact or omitted to state a material fact required to be stated  therein or necessary in order to make the statements  therein,  in light of the  circumstances  under which they were made, not  misleading.  As of their  respective  dates  (except  as they  have  been  properly  amended),  the financial statements of the Company included in the SEC Documents complied as to form in all material  respects with applicable  accounting  requirements and the

                                      -8-

published rules and regulations of the SEC with respect thereto.  Such financial statements have been prepared in accordance with generally  accepted  accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii)
in the case of  unaudited  interim  statements,  to the extent  they may exclude footnotes or may be condensed or summary  statements)  and fairly present in all material respects the financial  position of the Company as of the dates thereof and the  results of its  operations  and cash flows for the  periods  then ended
(subject,  in the  case  of  unaudited  statements,  to  normal  year-end  audit adjustments).  Except as listed in Schedule  3(f),  the Company has  received no notices or  correspondence  from the SEC since January 1, 2005.  The SEC has not commenced  any  enforcement  proceedings  against  the  Company  or  any  of its subsidiaries.

            (g)  ABSENCE OF CERTAIN  CHANGES.  Except as  disclosed  in Schedule
3(g),  since June 30,  2005,  there has been no material  adverse  change in the business, properties,  operations,  financial condition or results of operations of the Company or its  Subsidiaries.  The  Company has not taken any steps,  and does not currently expect to take any steps, to seek protection  pursuant to any
Bankruptcy  Law  nor  does  the  Company  or any of its  Subsidiaries  have  any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy or insolvency proceedings.  The Company is financially solvent and is generally able to pay its debts as they become due.

            (h) ABSENCE OF  LITIGATION.  There is no action,  suit,  proceeding, inquiry  or  investigation  before or by any  court,  public  board,  government agency, self-regulatory organization or body pending or, to the knowledge of the
Company or any of its Subsidiaries, threatened against or affecting the Company, the Common Stock or any of the Company's Subsidiaries or any of the Company's or
the Company's  Subsidiaries'  officers or directors in their capacities as such, which  could  reasonably  be  expected  to have a  Material  Adverse  Effect.  A description of each action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency,  self-regulatory  organization or body  which,  as of the date of this  Agreement,  is  pending or  threatened  in writing  against  or  affecting  the  Company,  the  Common  Stock or any of the
Company's  Subsidiaries  or any of the Company's or the Company's  Subsidiaries'
officers or  directors  in their  capacities  as such,  is set forth in Schedule
3(h).

            (i)   ACKNOWLEDGMENT   REGARDING   BUYER'S   STATUS.   The   Company
acknowledges and agrees that the Buyer is acting solely in the capacity of arm's length purchaser with respect to the Transaction  Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that the Buyer is not acting as a  financial  advisor or  fiduciary  of the  Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated  hereby and thereby and any advice given by the Buyer or any of its representatives  or agents in connection with the Transaction  Documents and the transactions contemplated hereby and thereby is merely incidental to the Buyer's purchase of the Securities. The Company further represents to the Buyer that the
Company's decision to enter into the Transaction Documents has been based solely on the  independent  evaluation  by the  Company  and  its  representatives  and advisors.

            (j) NO GENERAL  SOLICITATION.  Neither the  Company,  nor any of its
affiliates,  nor any person  acting on its or their  behalf,  has engaged in any form of general  solicitation  or general  advertising  (within  the  meaning of
Regulation  D under  the 1933 Act) in  connection  with the offer or sale of the
Securities.

             (k) INTELLECTUAL  PROPERTY RIGHTS. The Company and its Subsidiaries
own or possess adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent
rights,    copyrights,    inventions,    licenses,    approvals,    governmental
authorizations,  trade secrets and rights  necessary to conduct their respective businesses as now conducted.  Except as set forth on Schedule 3(k),  none of the

                                      -9-

Company's  material  trademarks,   trade  names,  service  marks,  service  mark
registrations,  service names, patents, patent rights,  copyrights,  inventions,
licenses,   approvals,   government  authorizations,   trade  secrets  or  other
intellectual  property  rights have expired or terminated,  or, by the terms and conditions thereof,  could expire or terminate within two years from the date of this  Agreement.  The Company and its  Subsidiaries do not have any knowledge of any infringement by the Company or its  Subsidiaries of any material  trademark, trade name rights, patents,  patent rights,  copyrights,  inventions,  licenses, service names, service marks, service mark registrations,  trade secret or other similar  rights of others,  or of any such  development  of similar or identical trade  secrets or technical  information  by others and,  except as set forth on
Schedule  3(k),  there is no claim,  action or proceeding  being made or brought against, or to the Company's knowledge, being threatened against, the Company or its  Subsidiaries  regarding  trademark,  trade name,  patents,  patent  rights, invention,  copyright,  license,  service  names,  service  marks,  service mark registrations,  trade secret or other  infringement,  which could  reasonably be expected to have a Material Adverse Effect.

            (l) ENVIRONMENTAL  LAWS. The Company and its Subsidiaries (i) are in
compliance with any and all applicable  foreign,  federal,  state and local laws and  regulations  relating to the  protection  of human  health and safety,  the
environment  or  hazardous  or  toxic   substances  or  wastes,   pollutants  or
contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable  Environmental Laws to conduct their  respective  businesses  and  (iii) are in  compliance  with all terms and conditions of any such permit, license or approval, except where, in each of the three  foregoing  clauses,  the  failure to so comply  could not  reasonably  be expected to have, individually or in the aggregate, a Material Adverse Effect.

            (m) TITLE. The Company and its Subsidiaries have good and marketable title in fee simple to all real  property and good and  marketable  title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects  except  such  as are  described  in  Schedule  3(m)  or  such as do not materially  affect the value of such property and do not interfere  with the use made and  proposed  to be made of such  property  by the  Company and any of its
Subsidiaries.  Any real property and facilities  held under lease by the Company and any of its  Subsidiaries  are  held  by them  under  valid,  subsisting  and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such  property and buildings by the
Company and its Subsidiaries.

            (n) INSURANCE.  The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such  amounts as  management  of the  Company  believes to be prudent and customary  in the  businesses  in which the  Company  and its  Subsidiaries  are engaged.  Neither  the  Company  nor any such  Subsidiary  has been  refused any insurance  coverage  sought or applied  for and neither the Company nor any such
Subsidiary  has any  reason  to  believe  that it will not be able to renew  its existing  insurance  coverage  as and when such  coverage  expires  or to obtain similar  coverage  from  similar  insurers as may be  necessary  to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise,  or the earnings,  business or operations of the Company and its Subsidiaries, taken as a whole.

            (o) REGULATORY PERMITS. The Company and its Subsidiaries possess all material  certificates,  authorizations  and permits  issued by the  appropriate federal,  state or foreign  regulatory  authorities  necessary to conduct  their respective  businesses,  and neither the  Company  nor any such  Subsidiary  has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

                                      -10-

            (p) TAX STATUS.  Except as set forth on Schedule  3(p),  the Company and each of its  Subsidiaries has made or filed all federal and state income and all other  material  tax  returns,  reports  and  declarations  required  by any jurisdiction  to which it is subject  (unless  and only to the  extent  that the
Company  and each of its  Subsidiaries  has set  aside on its  books  provisions reasonably  adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental  assessments and charges that are material in  amount,  shown  or  determined  to be  due  on  such  returns,  reports  and declarations,  except  those being  contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns,  reports or declarations apply.
There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction,  and the officers of the Company know of no basis for any such claim.

            (q) TRANSACTIONS  WITH  AFFILIATES.  Except as set forth on Schedule
3(q) and other than the grant or exercise of stock options disclosed on Schedule
3(c), none of the officers,  directors, or employees of the Company is presently a party to any transaction  with the Company or any of its  Subsidiaries  (other than for services as employees, officers and directors), including any contract, agreement or other  arrangement  providing for the  furnishing of services to or by,  providing for rental of real or personal  property to or from, or otherwise requiring payments to or from any officer,  director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any  officer,  director,  or any such  employee  has an  interest or is an officer, director, trustee or partner.

            (r) APPLICATION OF TAKEOVER  PROTECTIONS.  The Company and its board of  directors  have  taken  or will  take  prior  to the  Commencement  Date all necessary  action,  if any, in order to render  inapplicable  any control  share acquisition, business combination, poison pill (including any distribution under
a  rights  agreement)  or  other  similar  anti-takeover   provision  under  the
Certificate of Incorporation or the laws of the state of its incorporation which is or could  become  applicable  to the  Buyer as a result  of the  transactions contemplated by this Agreement,  including,  without  limitation,  the Company's issuance of the Securities and the Buyer's ownership of the Securities.

            (s) FOREIGN CORRUPT PRACTICES.  Neither the Company,  nor any of its
Subsidiaries,  nor any director, officer, agent, employee or other person acting on behalf of the  Company or any of its  Subsidiaries  has, in the course of its actions  for, or on behalf of, the  Company,  used any  corporate  funds for any unlawful contribution,  gift,  entertainment or other unlawful expenses relating to  political  activity;  made any direct or  indirect  unlawful  payment to any foreign or  domestic  government  official  or employee  from  corporate  funds;
violated  or is in  violation  of any  provision  of the  U.S.  Foreign  Corrupt
Practices Act of 1977, as amended; or made any unlawful bribe,  rebate,  payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

            4.   COVENANTS.

            (a)  FILING  OF FORM 8-K AND  REGISTRATION  STATEMENT.  The  Company
agrees that it shall,  within the time required under the 1934 Act file a Report on Form 8-K disclosing this Agreement and the transaction  contemplated  hereby.
The Company  shall also file within ten (10) Trading Days from the date hereof a new registration  statement covering only the sale of the Commitment Shares, the
Warrant Shares and at least  5,000,000  Purchase  Shares in accordance  with the terms of the Registration  Rights  Agreement  between the Company and the Buyer, dated  as of the date  hereof  ("Registration  Rights  Agreement").  After  such

                                      -11-

registration  statement is declared effective by the SEC, the Company agrees and acknowledges  that any  sales  by the  Company  to the  Buyer  pursuant  to this
Agreement are sales of the Company's equity  securities in a transaction that is registered under the 1933 Act.

            (b) BLUE SKY.  The  Company  shall take such  action,  if any, as is reasonably  necessary in order to obtain an exemption  for or to qualify (i) the initial sale of the Commitment Shares and any Purchase Shares to the Buyer under this  Agreement and (ii) any subsequent  sale of the  Commitment  Shares and any
Purchase Shares by the Buyer, in each case, under applicable securities or "Blue
Sky" laws of the states of the  United  States in such  states as is  reasonably requested by the Buyer from time to time, and shall provide evidence of any such action so taken to the Buyer.

            (c) NO  VARIABLE  PRICED  FINANCING.  Other  than  pursuant  to this
Agreement,  the Company  agrees that beginning on the date of this Agreement and ending on the date of  termination  of this  Agreement  (as  provided in Section
11(k) hereof),  neither the Company nor any of its Subsidiaries  shall,  without the prior  written  consent of the  Buyer,  contract  for any  equity  financing
(including  any debt  financing  with an equity  component)  or issue any equity securities  of the  Company  or any  Subsidiary  or  securities  convertible  or exchangeable  into or for equity  securities  of the  Company or any  Subsidiary
(including debt securities with an equity  component) which, in any case (i) are convertible into or exchangeable for an indeterminate number of shares of common stock,  (ii) are convertible  into or  exchangeable  for Common Stock at a price which  varies  with the market  price of the Common  Stock,  (iii)  directly  or indirectly  provide  for any  "re-set"  or  adjustment  of the  purchase  price, conversion  rate or exercise  price after the issuance of the security,  or (iv)
contain any  "make-whole"  provision  based upon,  directly or  indirectly,  the market  price of the Common Stock after the  issuance of the  security,  in each case, other than reasonable and customary anti-dilution adjustments for issuance of shares  of Common  Stock at a price  which is below the  market  price of the
Common Stock.

            (d) LISTING. The Company shall promptly secure the listing of all of the Purchase  Shares,  Warrant Shares and  Commitment  Shares upon each national securities exchange and automated quotation system, if any, upon which shares of
Common Stock are then listed  (subject to official notice of issuance) and shall maintain,  so long as any other shares of Common Stock shall be so listed,  such listing of all such securities from time to time issuable under the terms of the
Transaction   Documents.   The  Company  shall   maintain  the  Common   Stock's
authorization for quotation on the Principal Market. Neither the Company nor any
of its Subsidiaries  shall take any action that would be reasonably  expected to result in the  delisting  or  suspension  of the Common  Stock on the  Principal
Market.  The Company  shall  promptly,  and in no event later than the following
Trading  Day,  provide to the Buyer  copies of any notices it receives  from the
Principal  Market  regarding the continued  eligibility  of the Common Stock for listing on such automated quotation system or securities  exchange.  The Company shall pay all fees and expenses in connection  with  satisfying its  obligations under this Section.

            (e)  LIMITATION ON SHORT SALES AND HEDGING  TRANSACTIONS.  The Buyer
agrees that  beginning on the date of this  Agreement  and ending on the date of termination of this  Agreement as provided in Section  11(k),  the Buyer and its agents,  representatives and affiliates shall not in any manner whatsoever enter into or effect,  directly or  indirectly,  any (i) "short sale" (as such term is defined  in Rule  3b-3 of the 1934  Act) of the  Common  Stock  or (ii)  hedging transaction,  which  establishes a net short position with respect to the Common
Stock.

            (f) ISSUANCE OF COMMITMENT SHARES AND WARRANTS;  LIMITATION ON SALES
OF COMMITMENT SHARES AND WARRANT SHARES.  Immediately upon the execution of this
Agreement,  the Company shall issue to the Buyer:  (1) 377,359  shares of Common
Stock (the "Initial  Commitment  Shares") and (2) common stock purchase warrants
(the  "Warrants") to purchase an additional  377,359 shares of Common Stock (the

                                      -12-

"Warrant  Shares")  in the form as set forth in  EXHIBIT F attached  hereto.  In connection with each purchase of Purchase  Shares  hereunder after the Buyer has purchased an aggregate of  $10,000,000  of Common Stock,  the Company  agrees to issue  to the  Buyer a  number  of  shares  of  Common  Stock  (the  "Additional
Commitment  Shares"  and  together  with  the  Initial  Commitment  Shares,  the
"Commitment  Shares")  equal to the product of (x) 754,717 and (y) the  Purchase
Amount  Fraction.  The "Purchase  Amount  Fraction"  shall mean a fraction,  the numerator of which is the Purchase Amount purchased by the Buyer with respect to such  purchase of Purchase  Shares and the  denominator  of which is Ten Million
Dollars  ($10,000,000).  The  Additional  Commitment  Shares  shall be equitably adjusted for any  reorganization,  recapitalization,  non-cash  dividend,  stock split or other  similar  transaction.  The Initial  Commitment  Shares  shall be issued in  certificated  form and  (subject to Section 5 hereof)  shall bear the following restrictive legend:

            THE SECURITIES  REPRESENTED BY THIS  CERTIFICATE  HAVE NOT
            BEEN  REGISTERED  UNDER  THE  SECURITIES  ACT OF 1933,  AS
            AMENDED,   OR  APPLICABLE   STATE   SECURITIES  LAWS.  THE
            SECURITIES  HAVE BEEN ACQUIRED FOR  INVESTMENT AND MAY NOT
            BE OFFERED FOR SALE, SOLD,  TRANSFERRED OR ASSIGNED IN THE
            ABSENCE OF AN  EFFECTIVE  REGISTRATION  STATEMENT  FOR THE
            SECURITIES  UNDER THE  SECURITIES ACT OF 1933, AS AMENDED,
            OR  APPLICABLE  STATE  SECURITIES  LAWS,  OR AN OPINION OF
            HOLDER'S  COUNSEL,  IN A CUSTOMARY FORM, THAT REGISTRATION
            IS  NOT  REQUIRED  UNDER  SAID  ACT  OR  APPLICABLE  STATE
            SECURITIES  LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER
            SAID ACT.

              The Buyer  agrees  that the Buyer  shall not  transfer or sell the
Commitment  Shares or the Warrant  Shares  until the earlier of 800 Trading Days
(40 Monthly  Periods)  from the date hereof or the date on which this  Agreement has been terminated,  provided, however, that such restrictions shall not apply:
(i) in connection  with any transfers to or among  affiliates (as defined in the
1934 Act),  (ii) in connection  with any pledge in  connection  with a bona fide loan or margin account,  (iii) in the event that the Commencement does not occur on or before December 31, 2005, due to the failure of the Company to satisfy the conditions  set forth in Section 7 or (iv) if an Event of Default has  occurred, or any event which,  after notice and/or lapse of time, would become an Event of
Default,  including any failure by the Company to timely issue  Purchase  Shares under this  Agreement.  Notwithstanding  the  forgoing,  the Buyer may  transfer
Commitment  Shares or the  Warrant  Shares to a third party in order to settle a sale made by the Buyer where the Buyer reasonably expects the Company to deliver
Purchase Shares to the Buyer under this Agreement so long as the Buyer maintains ownership  of the same overall  number of shares of Common Stock by  "replacing"
the Commitment Shares or Warrant Shares so transferred with Purchase Shares when the Purchase Shares are actually issued by the Company to the Buyer.

            (g) DUE DILIGENCE. The Buyer shall have the right, from time to time as the  Buyer  may  reasonably  deem  appropriate,  to  perform  reasonable  due diligence  on the Company  during  normal  business  hours.  The Company and its officers and employees shall provide  information and reasonably  cooperate with the Buyer in connection with any reasonable  request by the Buyer related to the
Buyer's due  diligence of the Company,  including,  but not limited to, any such request made by the Buyer in connection with (i) the filing of the  registration statement described in Section 4(a) hereof and (ii) the Commencement. Each party hereto agrees not to disclose any Confidential Information of the other party to

                                      -13-

any third party and shall not use the  Confidential  Information for any purpose
other  than  in  connection   with,  or  in  furtherance  of,  the  transactions
contemplated  hereby.  Each  party  hereto  acknowledges  that the  Confidential
Information shall remain the property of the disclosing party and agrees that it shall take all  reasonable  measures to protect the secrecy of any  Confidential
Information disclosed by the other party.

            (h) PARTICIPATION RIGHTS. For a period of 40 months from the date of this Agreement, the Company hereby grants to the Buyer a right to participate in the purchase of any New Securities (as defined below) that the Company may, from time to  time,  propose  to  issue  and sell in  connection  with any  financing transaction, as follows. Not later than 5 Trading Days prior to the execution of any definitive  documentation  relating to the sale of any New Securities to any person  or entity  other  than the  Buyer or an  Affiliate  of the Buyer (a "New
Person"),  the Company  shall deliver  written  notice to Buyer of its intent to enter into any such  transaction,  describing the New Person and the type of New
Securities  in  reasonable  detail,  and attaching to such notice copies of such definitive documentation.  The Buyer shall have 15 Trading Days after receipt of such  notice to purchase an amount  equal to 25% of such New  Securities  or any portion  thereof,  at the  price and on the terms  specified  in such  notice by giving written notice to the Company  specifying the amount of New Securities to be  purchased  by the Buyer,  provided,  however that with respect to any single transaction described on such notice, the Buyer may not purchase in excess of $5 million of such New Securities for such  transaction,  it being  understood that for each additional  transaction  specified on any subsequent  notice, the Buyer may purchase up to 25% of the New  Securities up to a maximum of $5 million.  In the event the Company has not sold such New  Securities to the New Person within
30  Trading  Days after  notice  thereof to the  Buyer,  the  Company  shall not thereafter  issue or sell any New  Securities  to any New Person  without  first again  complying with this Section.  "New  Securities"  shall mean any shares of
Common Stock,  preferred stock or any other equity  securities of the Company or securities  convertible or  exchangeable  for equity  securities of the Company, provided,  however,  that New Securities shall not include, (i) shares of Common
Stock issuable upon  conversion or exercise of any securities  outstanding as of the date hereof,  (ii) shares,  options or warrants for Common Stock  granted to officers,  directors and employees of the Company pursuant to stock option plans approved by the Board of Directors of the Company,  (iii) shares of Common Stock or securities  convertible or  exchangeable  for Common Stock issued pursuant to the acquisition of another company by consolidation,  merger, or purchase of all or  substantially  all of the assets of such  company  or (iv)  shares of Common
Stock or  securities  convertible  or  exchangeable  into shares of Common Stock issued in  connection  with a strategic  transaction  involving  the Company and issued to an entity or an  affiliate  of such entity that is engaged in the same or  substantially  related  business as the Company.  The Buyer rights hereunder shall not prohibit or limit the Company from selling any New  Securities so long as the Company makes the same offer to the Buyer as provided  herein.  Otherwise the Company  shall be  prohibited  from  selling any New  Securities  to any New
Person until it fully complies herewith.

            5. TRANSFER AGENT INSTRUCTIONS.

            Immediately upon the execution of this Agreement,  the Company shall deliver  to the  Transfer  Agent a letter in the form as set forth as  EXHIBIT E attached hereto with respect to the issuance of the Initial  Commitment  Shares.
On the Commencement  Date, the Company shall cause any restrictive legend on the
Initial  Commitment  Shares,  any Warrant Shares and the 25,000 shares of Common
Stock issued to the Buyer upon signing that certain Term Sheet between the Buyer and the Company and dated as of September 14, 2005, (the "Signing Shares") to be removed and all of the Purchase Shares, Warrant Shares and Additional Commitment
Shares, to be issued under this Agreement or the Warrant shall be issued without any  restrictive  legend  unless the Buyer  expressly  consents  otherwise.  The
Company shall issue  irrevocable  instructions  to the Transfer  Agent,  and any subsequent transfer agent, to issue Purchase Shares in the name of the Buyer for the Purchase Shares (the "Irrevocable Transfer Agent Instructions"). The Company

                                      -14-

warrants to the Buyer that no instruction  other than the  Irrevocable  Transfer
Agent  Instructions  referred to in this Section 5, will be given by the Company to the Transfer  Agent with respect to the Purchase  Shares,  the Warrant Shares and that the Commitment  Shares,  the Warrant Shares, the Signing Shares and the
Purchase Shares shall otherwise be freely  transferable on the books and records of the  Company  as and to  the  extent  provided  in  this  Agreement  and  the
Registration  Rights Agreement  subject to the provisions of Section 4(f) in the case of the Commitment Shares and Warrant Shares.

            6.   CONDITIONS TO THE COMPANY'S OBLIGATION TO COMMENCE
                 SALES OF SHARES OF COMMON STOCK.

            The  obligation  of the Company  hereunder to commence  sales of the
Purchase  Shares  is  subject  to the  satisfaction  of  each  of the  following conditions  on or before the  Commencement  Date (the date that sales begin) and once such  conditions  have been  initially  satisfied,  there  shall not be any ongoing  obligation  to  satisfy  such  conditions  after the  Commencement  has occurred;  provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing the
Buyer with prior written notice thereof:

            (a) The Buyer shall have executed each of the Transaction  Documents and delivered the same to the Company.

            (b)  Subject  to the  Company's  compliance  with  Section  4(a),  a registration  statement  covering the sale of all of the Commitment  Shares, the
Warrant Shares,  the Signing Shares and at least 5,000,000 Purchase Shares shall have been  declared  effective  under the 1933 Act by the SEC and no stop  order with respect to the Registration Statement shall be pending or threatened by the
SEC.

            (c) The  representations  and  warranties of the Buyer shall be true and  correct  in all  material  respects  as of the date when made and as of the
Commencement  Date as though made at that time (except for  representations  and warranties  that  speak  as of a  specific  date),  and  the  Buyer  shall  have performed,  satisfied and complied in all material  respects with the covenants, agreements and conditions required by this Agreement to be performed,  satisfied or complied with by the Buyer at or prior to the Commencement Date.

            7.   CONDITIONS   TO  THE  BUYER'S   OBLIGATION  TO  COMMENCE
                 PURCHASES OF SHARES OF COMMON STOCK.

            The obligation of the Buyer to commence purchases of Purchase Shares under this  Agreement is subject to the  satisfaction  of each of the  following conditions  on or before the  Commencement  Date (the date that sales begin) and once such  conditions  have been  initially  satisfied,  there  shall not be any ongoing  obligation  to  satisfy  such  conditions  after the  Commencement  has occurred:

            (a)  The  Company  shall  have  executed  each  of  the  Transaction
Documents and delivered the same to the Buyer.

            (b)  The  Company  shall  have  issued  to  the  Buyer  the  Initial
Commitment  Shares and the  Warrants  and shall  have  removed  the  restrictive transfer legend from the certificate representing the Initial Commitment Shares,
Warrant Shares (if any) and the Signing Shares.

                                      -15-

            (c) The  Common  Stock  shall be  authorized  for  quotation  on the
Principal  Market,  trading in the Common  Stock  shall not have been within the last 365 days  suspended  by the SEC or the  Principal  Market and the  Purchase
Shares,  the Warrant Shares,  the Signing Shares and the Commitment Shares shall be approved for listing upon the Principal Market.

            (d) The Buyer shall have  received  the  opinions  of the  Company's legal counsel dated as of the  Commencement  Date  substantially  in the form of
EXHIBIT A attached hereto.

            (e) The  representations and warranties of the Company shall be true and  correct in all  material  respects  (except to the extent  that any of such representations and warranties is already qualified as to materiality in Section
3 above, in which case, such  representations  and warranties  shall be true and correct  without further  qualification)  as of the date when made and as of the
Commencement  Date as though made at that time (except for  representations  and warranties  that  speak  as of a  specific  date)  and the  Company  shall  have performed, satisfied and complied with the covenants,  agreements and conditions required by the  Transaction  Documents to be  performed,  satisfied or complied with by the Company at or prior to the  Commencement  Date. The Buyer shall have received a  certificate,  executed by the CEO,  President or CFO of the Company, dated as of the Commencement  Date, to the foregoing effect in the form attached hereto as EXHIBIT B.

            (f) The  Board  of  Directors  of the  Company  shall  have  adopted resolutions  in the form  attached  hereto as  EXHIBIT C which  shall be in full force  and  effect  without  any  amendment  or  supplement  thereto  as of  the
Commencement Date.

            (g) As of the Commencement Date, the Company shall have reserved out of its  authorized  and  unissued  Common  Stock,  (A) solely for the purpose of effecting  purchases of Purchase Shares hereunder,  at least 5,000,000 shares of
Common Stock (B) as Warrant Shares in accordance  with Warrants,  377,359 shares of Common  Stock and (C) as  Additional  Commitment  Shares in  accordance  with
Section 4(f) hereof, 754,717 shares of Common Stock.

            (h) The Irrevocable Transfer Agent Instructions,  in form acceptable to the Buyer shall have been  delivered  to and  acknowledged  in writing by the
Company and the Company's Transfer Agent.

            (i) The  Company  shall have  delivered  to the Buyer a  certificate evidencing  the  incorporation  and good standing of the Company in the State of
Delaware  issued by the Secretary of State of the State of Delaware as of a date within ten (10) Trading Days of the Commencement Date.

            (j) The Company shall have  delivered to the Buyer a certified  copy of the  Certificate of  Incorporation  as certified by the Secretary of State of the State of Delaware within ten (10) Trading Days of the Commencement Date.

            (k) The  Company  shall have  delivered  to the Buyer a  secretary's certificate  executed  by  the  Secretary  of  the  Company,  dated  as  of  the
Commencement Date, in the form attached hereto as EXHIBIT D.

            (l) A  registration  statement  covering  the  sale  of  all  of the
Commitment Shares, The Warrant Shares, the Signing Shares and at least 5,000,000
Purchase Shares shall have been declared effective under the 1933 Act by the SEC and no stop order with respect to the registration statement shall be pending or threatened  by the SEC. The Company  shall have  prepared  and  delivered to the
Buyer a final form of prospectus to be used by the Buyer in connection  with any sales of any  Commitment  Shares,  Warrant  Shares,  Signing  Shares or Purchase

                                      -16-

Shares. The Company shall have made all filings under all applicable federal and state  securities  laws  necessary to consummate  the issuance of the Commitment
Shares,  the Warrants,  the Warrant Shares,  the Signing Shares and the Purchase
Shares pursuant to this Agreement in compliance with such laws.

            (m) No Event of Default  has  occurred,  or any event  which,  after notice and/or lapse of time, would become an Event of Default has occurred.

            (n) On or prior to the Commencement Date, the Company shall take all necessary action, if any, and such actions as reasonably requested by the Buyer, in  order  to  render  inapplicable  any  control  share  acquisition,  business combination,  shareholder rights plan or poison pill (including any distribution under a rights  agreement) or other similar  anti-takeover  provision  under the
Certificate of Incorporation or the laws of the state of its incorporation which is or could  become  applicable  to the  Buyer as a result  of the  transactions contemplated by this Agreement,  including,  without  limitation,  the Company's issuance of the Securities and the Buyer's ownership of the Securities.

            (o) The Company shall have  provided the Buyer with the  information requested by the Buyer in connection with its due diligence  requests made prior to, or in connection  with, the  Commencement,  in accordance  with the terms of
Section 4(g) hereof.

            8. INDEMNIFICATION.

            In  consideration  of the  Buyer's  execution  and  delivery  of the
Transaction  Documents and acquiring the Securities hereunder and in addition to all of the Company's  other  obligations  under the Transaction  Documents,  the
Company shall defend, protect,  indemnify and hold harmless the Buyer and all of its  affiliates,  shareholders,  officers,  directors,  employees  and direct or
indirect   investors  and  any  of  the  foregoing   person's  agents  or  other
representatives  (including,  without  limitation,  those retained in connection with  the  transactions  contemplated  by  this  Agreement)  (collectively,  the
"Indemnitees")  from and against any and all actions,  causes of action,  suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith  (irrespective of whether any such Indemnitee is a party to the  action  for which  indemnification  hereunder  is  sought),  and  including reasonable  attorneys' fees and disbursements  (the "Indemnified  Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a)
any  misrepresentation  or breach of any  representation or warranty made by the
Company in the  Transaction  Documents or any other  certificate,  instrument or document  contemplated  hereby  or  thereby,  (b) any  breach  of any  covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, or
(c) any cause of action,  suit or claim brought or made against such  Indemnitee and arising out of or resulting  from the  execution,  delivery,  performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby,  other than with respect to Indemnified
Liabilities  which  directly and primarily  result from the gross  negligence or willful  misconduct  of  the  Indemnitee.  To  the  extent  that  the  foregoing undertaking  by the Company  may be  unenforceable  for any reason,  the Company shall make the maximum  contribution to the payment and  satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

                                      -17-

            9.   EVENTS OF DEFAULT.

            An "Event of Default"  shall be deemed to have  occurred at any time as any of the following events occurs:

            (a) while any  registration  statement is required to be  maintained effective  pursuant  to the  terms of the  Registration  Rights  Agreement,  the effectiveness of such registration  statement lapses for any reason  (including, without limitation, the issuance of a stop order) or is unavailable to the Buyer for sale of all of the  Registrable  Securities (as defined in the  Registration
Rights  Agreement)  in  accordance  with the  terms of the  Registration  Rights
Agreement,  and such lapse or unavailability  continues for a period of five (5)
consecutive  Trading  Days or for more than an  aggregate of twenty (20) Trading
Days in any 365-day period;

            (b) the suspension from trading or failure of the Common Stock to be listed on the  Principal  Market for a period of three (3)  consecutive  Trading
Days;

            (c) the delisting of the  Company's  Common Stock from the Principal
Market,  provided,  however, that the Common Stock is not immediately thereafter trading on the New York Stock Exchange,  the Nasdaq National Market,  the Nasdaq
SmallCap Market, or the American Stock Exchange;

            (d) the  failure  for any  reason  by the  Transfer  Agent  to issue
Purchase  Shares to the Buyer within five (5) Trading Days after the  applicable
Purchase Date which the Buyer is entitled to receive;

            (e) the Company breaches any representation,  warranty,  covenant or other term or condition under any Transaction Document if such breach could have a  Material  Adverse  Effect and  except,  in the case of a breach of a covenant which is reasonably  curable,  only if such breach  continues for a period of at least five (5) Trading Days;

            (f) if  any  Person  commences  a  proceeding  against  the  Company pursuant to or within the meaning of any Bankruptcy Law ;

            (g)  if  the  Company  pursuant  to or  within  the  meaning  of any
Bankruptcy  Law; (A) commences a voluntary case, (B) consents to the entry of an order  for  relief  against  it in an  involuntary  case,  (C)  consents  to the appointment  of a  Custodian  of it or  for  all  or  substantially  all  of its property,  (D) makes a general assignment for the benefit of its creditors,  (E)
becomes  insolvent,  or (F) is  generally  unable  to pay its  debts as the same become due;

            (h) a court of  competent  jurisdiction  enters  an order or  decree under any  Bankruptcy  Law that (A) is for  relief  against  the  Company  in an involuntary  case,  (B)  appoints  a  Custodian  of the  Company  or for  all or substantially all of its property,  or (C) orders the liquidation of the Company or any Subsidiary; or

            (i)  a  material   adverse  change  in  the  business,   properties,
operations,  financial  condition or results of operations of the Company or its
Subsidiaries;

In addition  to any other  rights and  remedies  under  applicable  law and this
Agreement, including the Buyer termination rights under Section 11(k) hereof, so long as an Event of Default  has  occurred  and is  continuing,  or if any event which, after notice and/or lapse of time, would become an Event of Default,  has occurred  and is  continuing,  or so long as the  Purchase  Price is  below  the
Purchase Price Floor, the Buyer shall not be obligated to purchase any shares of

                                      -18-

Common Stock under this  Agreement.  If pursuant to or within the meaning of any
Bankruptcy Law, the Company commences a voluntary case or any Person commences a proceeding  against the Company, a Custodian is appointed for the Company or for all or  substantially  all of its  property,  or the  Company  makes  a  general assignment for the benefit of its creditors,  (any of which would be an Event of
Default as described  in Sections  9(f),  9(g) and 9(h)  hereof) this  Agreement shall  automatically  terminate  without any liability or payment to the Company without  further  action or notice by any Person.  No such  termination  of this
Agreement  under  Section  11(k)(i)  shall  affect the  Company's or the Buyer's obligations  under this  Agreement  with  respect to pending  purchases  and the
Company and the Buyer shall complete their  respective  obligations with respect to any pending purchases under this Agreement.

            10.  CERTAIN DEFINED TERMS.

            For purposes of this  Agreement,  the following terms shall have the following meanings:

            (a) "1933 Act" means the Securities Act of 1933, as amended.

            (b)  "Available  Amount"  means  initially  Twenty  Million  Dollars
($20,000,000)  in the  aggregate  which  amount shall be reduced by the Purchase
Amount each time the Buyer purchases  shares of Common Stock pursuant to Section
1 hereof.

            (c)  "Bankruptcy  Law" means  Title 11,  U.S.  Code,  or any similar federal or state law for the relief of debtors.

            (d) "Closing Sale Price" means, for any security as of any date, the last closing trade price for such  security on the Principal  Market as reported by the  Principal  Market,  or, if the  Principal  Market  is not the  principal securities exchange or trading market for such security,  the last closing trade price of such security on the principal  securities  exchange or trading  market where such security is listed or traded as reported by the Principal Market.

            (e) "Confidential  Information"  means any information  disclosed by either  party to the other party,  either  directly or  indirectly,  in writing, orally or by  inspection of tangible  objects  (including,  without  limitation, documents,  prototypes,  samples,  plant and equipment),  which is designated as
"Confidential,"   "Proprietary"   or  some  similar   designation.   Information
communicated  orally  shall  be  considered  Confidential  Information  if  such information is confirmed in writing as being Confidential Information within ten
(10) business days after the initial  disclosure.  Confidential  Information may also  include  information  disclosed to a  disclosing  party by third  parties.
Confidential  Information shall not, however,  include any information which (i)
was publicly  known and made  generally  available in the public domain prior to the time of disclosure by the disclosing  party; (ii) becomes publicly known and made  generally  available  after  disclosure  by the  disclosing  party  to the receiving party through no action or inaction of the receiving  party;  (iii) is already in the  possession of the  receiving  party at the time of disclosure by the  disclosing  party as shown  by the  receiving  party's  files  and  records immediately  prior to the time of disclosure;  (iv) is obtained by the receiving party from a third party without a breach of such third party's  obligations  of confidentiality;  (v) is independently  developed by the receiving party without use of or reference to the disclosing party's Confidential Information, as shown by documents and other competent  evidence in the receiving party's  possession;
or (vi) is required by law to be disclosed by the receiving party, provided that the receiving  party gives the  disclosing  party prompt  written notice of such requirement  prior to such  disclosure  and  assistance  in  obtaining  an order protecting the information from public disclosure.

                                      -19-

            (f) "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

            (g)  "Maturity  Date"  means the date that is 800  Trading  Days (40
Monthly Periods) from the Commencement Date.

            (h) "Monthly  Period"  means each  successive  20 Trading Day period commencing with the Commencement Date.

            (i) "Person"  means an  individual  or entity  including any limited liability  company, a partnership,  a joint venture, a corporation,  a trust, an unincorporated  organization  and a  government  or  any  department  or  agency thereof.

            (j)  "Principal   Market"  means  the  Nasdaq  OTC  Bulletin  Board;
provided,  however,  that in the event the Company's Common Stock is ever listed or traded on the Nasdaq National  Market,  the Nasdaq SmallCap  Market,  the New
York Stock Exchange or the American Stock Exchange,  than the "Principal Market"
shall mean such other market or exchange on which the Company's  Common Stock is then listed or traded.

            (k) "Purchase  Amount" means the portion of the Available  Amount to be purchased by the Buyer pursuant to Section 1 hereof.

            (l)  "Purchase  Date" means the actual date that the Buyer is to buy
Purchase Shares pursuant to Section 1 hereof.

            (m) "Purchase  Price" means,  as of any Trading Day the lower of the
(A) the lowest  Sale Price of the Common  Stock on such  Trading Day and (B) the arithmetic  average of the three (3) lowest  Closing  Sale Prices for the Common
Stock during the twelve (12) consecutive  Trading Days ending on the Trading Day immediately  preceding such date of determination (to be appropriately  adjusted for any  reorganization,  recapitalization,  non-cash  dividend,  stock split or other similar transaction).

            (n) "Sale Price" means,  for any security as of any date,  any trade price for such  security on the  Principal  Market as reported by the  Principal
Market, or, if the Principal Market is not the principal  securities exchange or trading  market  for such  security,  the trade  price of such  security  on the principal securities exchange or trading market where such security is listed or traded as reported by the Principal Market.

            (o)  "SEC"  means  the  United   States   Securities   and  Exchange
Commission.

            (q) "Transfer  Agent" means the transfer agent of the Company as set forth in Section  11(f)  hereof or such other  person who is then serving as the transfer agent for the Company in respect of the Common Stock.

            (r)  "Trading  Day" means any day on which the  Principal  Market is open for trading  including  any day on which the  Principal  Market is open for trading for a period of time less than the customary time.

                                      -20-

            11. MISCELLANEOUS.

            (a) GOVERNING LAW;  JURISDICTION;  JURY TRIAL. The corporate laws of the State of Delaware shall govern all issues  concerning the relative rights of
the  Company  and  its   shareholders.   All  other  questions   concerning  the
construction, validity, enforcement and interpretation of this Agreement and the other Transaction  Documents shall be governed by the internal laws of the State of  Illinois,  without  giving  effect to any choice of law or  conflict  of law provision or rule (whether of the State of Illinois or any other  jurisdictions)
that would cause the application of the laws of any jurisdictions other than the
State of  Illinois.  Each party  hereby  irrevocably  submits  to the  exclusive jurisdiction of the state and federal courts sitting in the City of Chicago, for the  adjudication  of any  dispute  hereunder  or under  the  other  Transaction
Documents  or in  connection  herewith  or  therewith,  or with any  transaction contemplated  hereby or discussed herein,  and hereby  irrevocably  waives,  and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or  proceeding  is  brought in an  inconvenient  forum or that the venue of such suit,  action or proceeding is improper.  Each party hereby  irrevocably  waives personal  service of process and  consents to process  being  served in any such suit,  action or  proceeding  by  mailing a copy  thereof  to such  party at the address for such notices to it under this Agreement and agrees that such service shall  constitute  good and  sufficient  service of process and notice  thereof.
Nothing  contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY
RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST,  A JURY TRIAL FOR THE ADJUDICATION
OF ANY  DISPUTE  HEREUNDER  OR IN  CONNECTION  HEREWITH  OR ARISING  OUT OF THIS
AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

            (b)  COUNTERPARTS.  This  Agreement  may be  executed in two or more identical  counterparts,  all of  which  shall  be  considered  one and the same agreement and shall become effective when  counterparts have been signed by each party and  delivered to the other  party;  provided  that a facsimile  signature shall be  considered  due  execution  and shall be  binding  upon the  signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

            (c) HEADINGS.  The headings of this Agreement are for convenience of reference  and shall not form part of, or affect  the  interpretation  of,  this
Agreement.

            (d)  SEVERABILITY.  If any  provision  of this  Agreement  shall  be
invalid   or   unenforceable   in   any   jurisdiction,   such   invalidity   or
unenforceability  shall  not  affect  the  validity  or  enforceability  of  the
remainder  of  this   Agreement  in  that   jurisdiction   or  the  validity  or
enforceability of any provision of this Agreement in any other jurisdiction.

            (e) ENTIRE AGREEMENT;  AMENDMENTS.  With the exception of the Mutual
Nondisclosure Agreement between the parties dated as of September 14, 2005, this
Agreement  supersedes  all other  prior oral or written  agreements  between the
Buyer,  the Company,  their  affiliates  and persons acting on their behalf with respect  to  the  matters  discussed  herein,  and  this  Agreement,  the  other
Transaction  Documents and the instruments  referenced herein contain the entire understanding  of the parties  with  respect to the matters  covered  herein and therein and,  except as  specifically  set forth herein or therein,  neither the
Company  nor  the  Buyer  makes  any  representation,   warranty,   covenant  or
undertaking with respect to such matters. Any provision of this Agreement may be amended or modified by mutual  agreement  of the Company and the Buyer,  and any provision  hereof may be waived only by the party  against whom  enforcement  is sought.  The Company  acknowledges  and agrees that is has not relied on, in any manner whatsoever,  any  representations  or statements,  written or oral, other than as expressly set forth in this Agreement.

                                      -21-

            (f) NOTICES. Any notices,  consents, waivers or other communications required or permitted to be given under the terms of this  Agreement  must be in writing  and will be deemed  to have  been  delivered:  (i) upon  receipt,  when delivered  personally;  (ii)  upon  receipt,  when sent by  facsimile  (provided confirmation of transmission  is  mechanically or  electronically  generated and kept on file by the sending party);  or (iii) one Trading Day after deposit with a  nationally  recognized  overnight  delivery  service,  in each case  properly addressed to the party to receive the same. The addresses and facsimile  numbers for such communications shall be:

            If to the Company:
                        CepTor Corporation
                        200 International Circle, Suite 5100
                        Hunt Valley, Maryland 21030
                        Telephone:  410-527-9998
                        Facsimile:  410-527-9867
                        Attention:  William H. Pursley

            With a copy to:
                        Olshan Grundman Frome
                        Rosenzweig & Wolosky LLP
                        Park Avenue Tower
                        65 East 55th Street
                        New York, NY  10022
                        Telephone:  212-451-2259
                        Facsimile:  212-451-2222
                        Attention:  Harvey J. Kesner Esq.

            If to the Buyer:
                        Fusion Capital Fund II, LLC
                        222 Merchandise Mart Plaza, Suite 9-112
                        Chicago, IL 60654
                        Telephone:  312-644-6644
                        Facsimile:  312-644-6244
                        Attention:  Steven G. Martin

            If to the Transfer Agent:
                        American Stock Transfer
                        & Trust Company
                        6201 15th Avenue
                        Brooklyn, NY  11219
                        Telephone:  718-921-8381
                        Facsimile:  718-765-8718
                        Attention:  Craig Leibell

or at such other address and/or facsimile number and/or to the attention of such other person as the  recipient  party has  specified by written  notice given to each other  party  three (3)  Trading  Days prior to the  effectiveness  of such change.  Written  confirmation  of receipt  (A) given by the  recipient  of such
notice,   consent,   waiver  or  other   communication,   (B)   mechanically  or
electronically  generated by the sender's facsimile machine containing the time, date, and recipient facsimile number or (C) provided by a nationally  recognized overnight  delivery service,  shall be rebuttable  evidence of personal service,

                                      -22-

receipt by facsimile or receipt from a nationally  recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

            (g) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.
The  Company  shall not  assign  this  Agreement  or any  rights or  obligations hereunder without the prior written consent of the Buyer, including by merger or consolidation.  The Buyer may not assign its  rights or  obligations  under this
Agreement.

            (h) NO THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties  hereto and their  respective  permitted  successors  and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

            (i)  PUBLICITY.  The Buyer  shall have the right to  approve  before issuance any press release, SEC filing or any other public disclosure made by or on behalf of the Company  whatsoever with respect to, in any manner,  the Buyer, its  purchases  hereunder or any aspect of this  Agreement  or the  transactions contemplated  hereby.  The Company agrees and  acknowledges  that its failure to fully comply with this  provision  constitutes a material  adverse effect on its ability to perform its obligations under this Agreement.

            (j) FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed,  all such further acts and things,  and shall execute and deliver all such other agreements,  certificates,  instruments and documents, as the other  party may  reasonably  request  in order to carry out the  intent and
accomplish  the  purposes  of  this  Agreement  and  the   consummation  of  the
transactions contemplated hereby.

            (k) TERMINATION. This Agreement may be terminated only as follows:

                        (i) By the  Buyer  any time an Event of  Default  exists
            without  any  liability  or  payment  to the  Company.  However,  if pursuant to or within the meaning of any Bankruptcy Law, the Company commences a  voluntary  case or any Person  commences  a  proceeding against the Company, a Custodian is appointed for the Company or for all or  substantially  all of its  property,  or the Company makes a general  assignment for the benefit of its creditors,  (any of which would be an Event of Default as described in Sections 9(f), 9(g) and
            9(h) hereof) this Agreement shall  automatically  terminate  without any liability or payment to the Company  without  further  action or notice by any Person.  No such  termination of this Agreement  under this  Section  11(k)(i)  shall  affect the  Company's or the Buyer's obligations  under this Agreement with respect to pending  purchases and the  Company  and the  Buyer  shall  complete  their  respective obligations  with  respect  to  any  pending  purchases  under  this
            Agreement.

                        (ii) In the event that the  Commencement  shall not have
            occurred,  the  Company  shall  have the  option to  terminate  this
            Agreement for any reason or for no reason  without  liability of any party to any other party.

                        (iii) In the event that the Commencement  shall not have
            occurred  on or before  December  31,  2005,  due to the  failure to satisfy  the  conditions  set forth in  Sections  6 and 7 above with respect to the Commencement (and the nonbreaching party's failure to waive such unsatisfied  condition(s)),  the nonbreaching party shall have the option to terminate this Agreement at the close of business on such date or  thereafter  without  liability  of any party to any other party.

                                      -23-

                        (iv) If by the Maturity  Date  (including  any extension
            thereof by the Company  pursuant to Section 10(g)  hereof),  for any reason  or for no  reason  the  full  Available  Amount  under  this
            Agreement  has not been  purchased  as provided  for in Section 1 of this Agreement, by the Buyer without any liability or payment to the
            Company.

                        (v) At any time after the Commencement Date, the Company
            shall have the option to terminate  this Agreement for any reason or for no reason by delivering notice (a "Company  Termination Notice")
            to the Buyer  electing  to  terminate  this  Agreement  without  any liability or payment to the Buyer.  The Company  Termination  Notice shall not be  effective  until one (1) Trading Day after it has been received by the Buyer.

                        (vi) This Agreement shall automatically terminate on the
            date  that  the  Company  sells  and the  Buyer  purchases  the full
            Available Amount as provided herein, without any action or notice on the part of any party.

Except as set forth in  Sections  11(k)(i)  (in  respect  of an Event of Default under  Sections  9(f),  9(g) and 9(h)) and  11(k)(vi),  any  termination of this
Agreement  pursuant to this  Section  11(k) shall be effected by written  notice from the Company to the Buyer, or the Buyer to the Company,  as the case may be, setting forth the basis for the  termination  hereof.  The  representations  and warranties  of the Company and the Buyer  contained  in Sections 2 and 3 hereof, the indemnification  provisions set forth in Section 8 hereof and the agreements and covenants set forth in Section 11, shall  survive the  Commencement  and any termination of this Agreement. No termination of this Agreement shall affect the
Company's or the Buyer's rights or obligations (i) under the Registration Rights
Agreement which shall survive any such  termination or (ii) under this Agreement with respect to pending  purchases and the Company and the Buyer shall  complete their respective  obligations  with respect to any pending  purchases under this
Agreement.

            (l) NO FINANCIAL  ADVISOR,  PLACEMENT AGENT,  BROKER OR FINDER.  The
Company  represents  and  warrants  to the  Buyer  that it has not  engaged  any financial  advisor,  placement  agent,  broker or finder in connection  with the transactions  contemplated  hereby.  The Buyer  represents  and  warrants to the
Company that it has not engaged any financial advisor,  placement agent,  broker or finder in connection with the transactions  contemplated  hereby. The Company shall be responsible for the payment of any fees or commissions,  if any, of any financial advisor,  placement agent, broker or finder relating to or arising out of the  transactions  contemplated  hereby.  The Company shall pay, and hold the
Buyer harmless  against,  any  liability,  loss or expense  (including,  without limitation,  attorneys' fees and out of pocket  expenses)  arising in connection with any such claim.

            (m) NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the  language  chosen by the  parties  to express  their  mutual intent, and no rules of strict construction will be applied against any party.

            (n) REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The
Buyer's remedies  provided in this Agreement shall be cumulative and in addition to all other remedies available to the Buyer under this Agreement,  at law or in equity  (including  a decree of specific  performance  and/or  other  injunctive relief),  no remedy of the Buyer  contained  herein  shall be deemed a waiver of compliance  with the  provisions  giving rise to such remedy and nothing  herein shall limit the Buyer's  right to pursue  actual  damages for any failure by the
Company to comply with the terms of this  Agreement.  The  Company  acknowledges that a breach by it of its obligations  hereunder will cause irreparable harm to the Buyer and that the remedy at law for any such breach may be inadequate.  The

                                      -24-

Company  therefore  agrees that,  in the event of any such breach or  threatened breach,  the  Buyer  shall be  entitled,  in  addition  to all  other  available remedies,  to an  injunction  restraining  any breach,  without the necessity of showing economic loss and without any bond or other security being required.

            (o) ENFORCEMENT COSTS. If: (i) this Agreement is placed by the Buyer in the hands of an attorney for  enforcement or is enforced by the Buyer through any legal proceeding;  or (ii) an attorney is retained to represent the Buyer in any  bankruptcy,  reorganization,  receivership or other  proceedings  affecting creditors'  rights  and  involving  a claim  under this  Agreement;  or (iii) an attorney is retained to represent the Buyer in any other proceedings  whatsoever in connection with this  Agreement,  then the Company shall pay to the Buyer, as incurred by the Buyer,  all reasonable costs and expenses  including  attorneys'
fees  incurred in  connection  therewith,  in addition to all other  amounts due hereunder.

            (p) FAILURE OR  INDULGENCE  NOT  WAIVER.  No failure or delay in the exercise of any power,  right or privilege  hereunder  shall operate as a waiver thereof,  nor shall any single or partial  exercise of any such power,  right or privilege  preclude  other or further  exercise  thereof or of any other  right, power or privilege.

                                    * * * * *

                                      -25-

            IN WITNESS  WHEREOF,  the Buyer and the  Company  have  caused  this
Common Stock Purchase Agreement to be duly executed as of the date first written above.

                                      THE COMPANY:

                                      CEPTOR CORPORATION

                                      By:
                                         --------------------------------
                                      Name:    William H. Pursley
                                      Title:   Chairman and CEO

                                      BUYER:

                                      FUSION CAPITAL FUND II, LLC
                                      BY: FUSION CAPITAL PARTNERS, LLC
                                      BY: ROCKLEDGE CAPITAL CORPORATION

                                      By:
                                          ---------------------------------
                                      Name:    Josh Scheinfeld
                                      Title:   President

                                      -26-

                                    SCHEDULES
                                    ---------

Schedule 3(a)        Subsidiaries
Schedule 3(c)        Capitalization
Schedule 3(e)        Conflicts
Schedule 3(f)        1934 Act Filings
Schedule 3(g)        Material Changes
Schedule 3(h)        Litigation
Schedule 3(k)        Intellectual Property
Schedule 3(m)        Liens
Schedule 3(q)        Certain Transactions

                                    EXHIBITS

Exhibit A           Form of Company Counsel Opinion
Exhibit B           Form of Officer's Certificate
Exhibit C           Form of Resolutions of Board of Directors of the Company
Exhibit D           Form of Secretary's Certificate
Exhibit E           Form of Letter to Transfer Agent

                              DISCLOSURE SCHEDULES
                              --------------------

                          Schedule 3(a) - Subsidiaries

                         Schedule 3(c) - Capitalization

                          Schedule 3(e) - No Conflicts

                        Schedule 3(f) - 1934 Act Filings

                   Schedule 3(g) - Absence of Certain Changes

                           Schedule 3(h) - Litigation

                  Schedule 3(k) - Intellectual Property Rights

                              Schedule 3(m) - Title

                  Schedule 3(q) - Transactions with Affiliates